UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

JANUARY 27, 2005
Date of Report (Date of earliest event reported)

SILVERADO GOLD MINES LTD.
(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	0-12132	98-0045034
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 505, 1111 West Georgia Street
Vancouver, British Columbia Canada	V6E 4M3
(Address of principal executive offices)	(Zip Code)

604-689-1535
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Silverado Gold Mines - Form 8-K dated January 27 2005

SECTION 3        SECURITIES AND TRADING MARKETS

Item 3.02             Unregistered Sales of Equity Securities

We have completed the following sales of equity securities in transactions that have not been registered under the Securities Act of 1933 (the “Act”) and that have not been reported on our previously filed periodic reports filed under the Securities Exchange Act of 1934 (the “Exchange Act”):

1.
On November 4, 2004, we issued 750,000 common shares to a consultant pursuant to a consultant agreement between us and the consultant. We also granted piggy-back registration rights to the consultant. The shares were issued pursuant to Section 4(2) of the Act and are “restricted securities”, as defined under the Act, that cannot be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. The consultant had access to information regarding our business, operations and financial condition by virtue of its position as a consultant, had opportunity to discuss this information with our management and is a sophisticated investor by virtue of its experience and background and is capable, by reason of such experience and background, of evaluating the merits and risks of an investment in our common shares. No general solicitation or general advertising was conducted in connection with the offering of the shares. All securities issued were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

2.
On November 4, 2004, we issued 25,000 common shares to a consultant pursuant to a consultant agreement between us and the consultant. The shares were issued pursuant to Section 4(2) of the Act and are “restricted securities”, as defined under the Act, that cannot be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. The consultant had access to information regarding our business, operations and financial condition by virtue of its position as a consultant, had opportunity to discuss this information with our management and is a sophisticated investor by virtue of its experience and background and is capable, by reason of such experience and background, of evaluating the merits and risks of an investment in our common shares. No general solicitation or general advertising was conducted in connection with the offering of the shares. All securities issued were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

3.
On December 20, 2004, we issued 25,000 common shares to a consultant pursuant to a consultant agreement between us and the consultant. The shares were issued pursuant to Section 4(2) of the Act and are “restricted securities”, as defined under the Act, that cannot be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. The consultant had access to information regarding our business, operations and financial condition by virtue of its position as a consultant, had opportunity to discuss this information with our management and is a sophisticated investor by virtue of its experience and background and is capable, by reason of such experience and background, of evaluating the merits and risks of an investment in our common shares. No general solicitation or general advertising was conducted in connection with the offering of the shares. All securities issued were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

4.
We issued 3,500,000 common shares to eleven investors in December 2004 pursuant to agreements with the investors whereby the investors agreed to the cancellation of registration rights that we had previously granted. The eleven investors originally purchased an aggregate of 11,750,000 common shares and 11,750,000 share purchase warrants from us in private placement transactions completed in August and September 2003. We entered into warrant

2.

exercise agreements with the investors in December 2003 whereby we granted registration rights to the investors in consideration of the investors exercising certain warrants, as previously disclosed in our Annual Report on Form 10-KSB for the year ended November 30, 2003. Pursuant to these agreements, we were obligated to register 5,000,000 shares acquired by the investors upon exercise of certain warrants and 11,750,000 shares issuable to the investors upon exercise of certain warrants issued to the investors. The shares were to be registered by filing a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). We were originally obligated to file the Registration Statement by March 10, 2004. We did not complete the filing of the Registration Statement within the required time period. As a result of this delay, we issued an aggregate of 600,000 shares to the investors in consideration of the waiver by the investors of any claims resulting from the delay in filing the Registration Statement. The Registration Statement was filed with the SEC on May 19, 2004 and subsequently amended on July 29, 2004. We subsequently withdrew the Registration Statement on September 8, 2004.

We entered into registration rights termination agreements with each of the investors effective December 10, 2004 whereby we issued an aggregate of 3,500,000 shares to the investors in consideration of the agreement of the investors that we had no further obligation to register any of the shares issued to the investors or issuable to the investors pursuant to warrants held by the investors. The investors also released us and waived any claims in respect of our withdrawal of the Registration Statement. The shares were issued to the investors in reliance of the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D of the Securities Act on the basis that each investor is an “accredited investor”, as defined under Rule 501 of Regulation D of the Act. All securities issued were issued as “restricted securities” and were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. No general solicitation or general advertising was conducted in connection with the offering of the shares.

5.
On December 15, 2004, we completed a private placement with one investor of 3,076,924 common shares at a price of $0.0325 per share for total proceeds of $100,000. A commission of $10,000 was paid in connection with this offering. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. The investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investor agreed by execution of the subscription agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

6.
On December 20, 2004, we completed a private placement with one investor of 3,333,334 common shares at a price of $0.03 per share for total proceeds of $100,000. A commission of $10,000 was paid in connection with this offering. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in

3.

connection with the sale of the shares. The investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investor agreed by execution of the subscription agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

7.
On January 25, 2005, we issued 25,000 common shares to a consultant pursuant to a consultant agreement between us and the consultant. The shares were issued pursuant to Section 4(2) of the Act and are “restricted securities”, as defined under the Act, that cannot be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. The consultant had access to information regarding our business, operations and financial condition by virtue of its position as a consultant, had opportunity to discuss this information with our management and is a sophisticated investor by virtue of its experience and background and is capable, by reason of such experience and background, of evaluating the merits and risks of an investment in our common shares. No general solicitation or general advertising was conducted in connection with the offering of the shares. All securities issued were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

8.
On January 25, 2005, we issued 437,500 common shares to two investors at a price of $0.04 per share for a total proceeds of $17,500 pursuant to two separate private placement transactions. No commission was paid in connection with the private placement transactions. The issuance of shares was completed pursuant to Rule 506 of Regulation D of the Act on the basis that each investor is an “accredited investor”, as defined under Rule 501 of Regulation D of the Act. All securities issued were issued as “restricted securities” and were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. No general solicitation or general advertising was conducted in connection with the sales of the shares.

9.
On January 27, 2005, we completed a private placement with one investor of 5,000,000 common shares at a price of $0.03 per share for total proceeds of $150,000. A commission of $15,000 was paid in connection with this offering. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. The investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investor agreed by execution of the subscription agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

4.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERADO GOLD MINES LTD.

DATE: FEBRUARY 2, 2005	By:	/s/ Garry L. Anselmo
GARRY L. ANSELMO
President and Chief Executive Officer